&RPHULFD,QFRUSRUDWHG ,QYHVWRU3UHVHQWDWLRQ 0D\ 6DIH+DUERU6WDWHPHQW Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “contemplates,” “feels,” “expects,” “estimates,” “seeks,” “strives,” “plans,” “intends,” “outlook,” “forecast,” “position,” “target,” “mission,” “assume,” “achievable,” “potential,” “strategy,” “goal,” “aspiration,” “opportunity,” “initiative,” “outcome,” “continue,” “remain,” “maintain,” “on track,” “trend,” “objective,” “looks forward,” “projects,” “models” and variations of such words and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries as well as estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences include credit risks (unfavorable developments concerning credit quality; declines or other changes in the businesses or industries of Comerica's customers, in particular the energy industry; and changes in customer behavior); market risks (changes in monetary and fiscal policies; fluctuations in interest rates and their impact on deposit pricing; and transitions away from LIBOR towards new interest rate benchmarks); liquidity risks (Comerica's ability to maintain adequate sources of funding and liquidity; reductions in Comerica's credit rating; and the interdependence of financial service companies); technology risks (cybersecurity risks and heightened legislative and regulatory focus on cybersecurity and data privacy); operational risks (operational, systems or infrastructure failures; reliance on other companies to provide certain key components of business infrastructure; the impact of legal and regulatory proceedings or determinations; losses due to fraud; and controls and procedures failures); compliance risks (changes in regulation or oversight; the effects of stringent capital requirements; and the impacts of future legislative, administrative or judicial changes to tax regulations); financial reporting risks (changes in accounting standards and the critical nature of Comerica's accounting policies); strategic risks (damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; the implementation of Comerica's strategies and business initiatives; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; and any future strategic acquisitions or divestitures); and other general risks (changes in general economic, political or industry conditions; the effectiveness of methods of reducing risk exposures; the effects of catastrophic events, including the COVID-19 global pandemic; and the volatility of Comerica’s stock price). Comerica cautions that the foregoing list of factors is not all-inclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to “Item 1A. Risk Factors” beginning on page 12 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2019 and "Item 1A. Risk Factors" beginning on page 60 of the Corporation's Quarterly Report on Form 10-Q for the quarter ended March 31, 2020. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward- looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. 2

'ULYHUVRIRXU6XFFHVV 2850,66,21 285&25(9$/8(6 :HZLOODFKLHYHEDODQFHGJURZWKDQG &XVWRPHUFHQWULFLW\ SURILWDELOLW\E\GHOLYHULQJDKLJKHUOHYHORI &ROODERUDWLRQ EDQNLQJWKDWQXUWXUHVOLIHORQJ ,QWHJULW\ UHODWLRQVKLSVZLWKXQZDYHULQJLQWHJULW\ ([FHOOHQFH DQGILQDQFLDOSUXGHQFH $JLOLW\ 'LYHUVLW\ ,QYROYHPHQW 2859,6,21 2853520,6( 7REHFRPHWKHKLJKHVWSHUIRUPLQJ :HZLOOUDLVH\RXUH[SHFWDWLRQVRI PRVWUHVSHFWHGDQGPRVWGHVLUHG ZKDWDEDQNFDQEH EDQNLQWKHPDUNHWVZHVHUYH 3 6HUYLQJ2XU&XVWRPHUV(PSOR\HHV &RPPXQLW\ Building enduring relationships Helping our customers & communities navigate challenging times is at the heart of Comerica’s relationship banking strategy ƒ >65% of colleagues are working from home EMPLOYEES ƒ Monetary assistance with dependent/elder care Payment Deferrals1 ƒ Promise Pay: Colleagues who cannot work remotely $3.0B, 6% total loans receive up to an extra $175/week ƒ Fully cover cost of COVID-19 testing & online healthcare visits >1,000 customers Hardship relief assistance, including consideration of: CUSTOMERS ƒ Fee waivers for overdraft, check order, ATM, late payment, credit card over limit, CD early withdrawal & HELOC 2 subordination requests PPP Update ƒ Waive overdraft balances to ensure customers receive ~13,000 applications full amount of consumer stimulus payment $4.1B loans ƒ Disaster Assistance for Consumer loan & HELOC customers ƒ Loan deferrals & amendments COMMUNITY Investing to support community programming & businesses ƒ Community Development Financial Institutions: support Update needs of small & micro businesses 2,3 ƒ Community service organizations: provide services to $8MM pledged youth, seniors and other vulnerable populations ƒ Expediting $500,000 of planned funding to United Way 1As of 5/8/20 Ⴠ 2As of 5/7/20 Ⴠ 3Support from Comerica Bank & Comerica Charitable Foundation 4

Paycheck Protection Program Highlights

Processed approximately **13,000** Paycheck Protection Program (PPP) loan applications

100% of complete and eligible applications submitted to the U.S. Small Business Administration have been approved

Based on each application received, this funding will impact approximately **250,000** employees

Total loans expected to be funded stands at **$4.1 BILLION**

81% of loans made were to companies with fewer than 50 employees

56% of loans made were to companies with fewer than 10 employees

78% of PPP loans made were under **$250,000**

63% of PPP loans made were under **$100,000**

48% of PPP loans made were under **$50,000**

5/7/20

Comerica Bank

5

Well positioned to navigate these challenging times

CUSTOMER FOCUSED

- Long-tenured, experienced team with deep expertise
- Supporting customers' financial needs for 170 years

DIVERSIFIED

- Diverse geographic footprint
- Balanced exposure to a wide variety of industries

CREDIT DISCIPLINE

- Conservative underwriting standards
- Superior credit performance through last recession

WELL CAPITALIZED

- 9.52% CET1 Ratio
- $8.3B Total Capital

ROBUST LIQUIDITY

- $38B available liquidity sources
- 93% Loan/ Deposit Ratio
- Perform monthly liquidity stress testing

STRONG DEBT RATINGS

A3

Maintain strong ratings[1]

- Moody's: A3
- S&P: BBB+
- Fitch: A-

3/31/20 • [1]Holding company debt ratings as of 5/12/20; Debt Ratings are not a recommendation to buy, sell, or hold securities

Comerica Bank

6

Comerica vs. Peers



Efficiency Ratio[1,2]
(percentages; 1Q20)
56.6
59.2
CMA
Peer Average
Period-End Loan Growth[4]
(percentages; 1Q20 vs 4Q19)
6.1
5.2
CMA
Peer Average
Allowance for Loan Loss[1]
(As a % of1Q20 PE Loans)
1.71
1.56
CMA
Peer Average
Assets / Employee[1,3]
(millions; 1Q20 Period-end)
9.8
8.4
CMA
Peer Average
Total Deposit Costs[1,5]
(basis points; 1Q20)
39
51
CMA
Peer Average
Nonperforming Assets[4]
(As a % of1Q20 PE Loans)
0.47
0.75
CMA
Peer Average

[1]Source for peer data: S&P Global Market Intelligence • [2]Noninterest expenses as a percentage of net interest income & noninterest income excluding net gains (losses) from securities & derivative contract tied to conversion rate of Visa Class B shares • [3]SNV & CFR not available as of 5/12/20 • [4]1Q20 peer results from earning releases • [5]Interest incurred on liabilities as a percent of average noninterest–bearing deposits and interest-bearing liabilities; not available for SNV as of 5/12/20

Comerica Bank

7

1Q20 Results

Increased allowance for loan losses ratio to 1.71% to reflect economic outlook

				Change From	
(millions, except per share data)	1Q20	4Q19	1Q19	4Q19	1Q19
Average loans	$49,604	$50,505	$49,677	$(901)	$(73)
Period-end loans	53,458	50,369	50,302	3,089	3,156
Average deposits	56,768	57,178	53,996	(410)	2,772
Period-end deposits	57,366	57,295	54,091	71	3,275
Net interest income	$513	$544	$606	$(31)	$(93)
Provision for credit losses	411	8	(13)	403	424
Noninterest income[1]	237	266	238	(29)	(1)
Noninterest expenses	425	451	433	(26)	(8)
Provision for income tax	(21)	82	85	(103)	(106)
Net income	(65)	269	339	(334)	(404)
Earnings per share[2]	$(0.46)	$1.85	$2.11	$(2.31)	$(2.57)
Average diluted shares	140.6	144.6	159.5	(4.0)	(18.9)
Efficiency ratio[3]	56.57%	55.46%	50.81%		
CET1	9.52	10.13	10.78		

Key Performance Drivers
1Q20 compared to 4Q19

- Average loans reflect decreases in Mortgage Banker & National Dealer; Period-end loans reached record level
- Deposits relatively stable
- Net interest income impacted by lower interest rates
- Provision includes stress in Energy & expected recessionary environment
- Noninterest income includes $13MM decline in noncustomer-related activity
- Expenses well-controlled
- Capital remains strong

[1]Includes gain(loss) related to deferred comp plan of $2MM 1Q19, $3MM 4Q19 & ($3MM) 1Q20 (offset in noninterest expense) • [2]Diluted earnings per common share • [3]Noninterest expenses as a percentage of net interest income & noninterest income excluding net gains (losses) from securities & derivative contract tied to conversion rate of Visa Class B shares

Comerica Bank

8

Loans

Appropriately supporting customers' liquidity needs

Average Loans
($ in billions)


Loan Yields
49.7
51.0
50.9
50.5
49.6
50.4
53.5
5.07
5.00
4.83
4.43
4.19
1Q19
2Q19
3Q19
4Q19
1Q20
Average Balances
4Q19
1Q20
Period-end

Average loans decrease $901MM
- + $327MM Commercial Real Estate
- – $639MM Mortgage Banker
- – $568MM National Dealer Services
- – $279MM Energy

Period-end loans increase $3.1B
- + $765MM Corporate Banking
- + $747MM Mortgage Banker
- + $633MM Commercial Real Estate
- + $361MM General Middle Market
- + $335MM Technology & Life Sciences

Proactively managing portfolio
- Long-tenured, experienced team with deep expertise providing customer support
- Frequent customer contact to determine financial needs
- Right-sizing commitments, addressing loan spreads & unused fees for higher risk loans

1Q20 compared to 4Q19

Comerica Bank

9

Average Loans

Line of Business	1Q20	4Q19	1Q19
Middle Market			
General	$12.0	$12.0	$12.0
Energy	2.2	2.5	2.3
National Dealer Services	6.8	7.3	7.8
Entertainment	0.7	0.7	0.8
Tech. & Life Sciences	1.2	1.2	1.3
Equity Fund Services	2.6	2.5	2.6
Environmental Services	1.3	1.3	1.2
Total Middle Market	$26.7	$27.4	$28.0
Corporate Banking			
US Banking	3.0	2.9	3.0
International	1.2	1.3	1.3
Commercial Real Estate	6.2	5.9	5.3
Mortgage Banker Finance	2.0	2.7	1.3
Small Business	3.4	3.4	3.5
BUSINESS BANK	**$42.6**	**$43.5**	**$42.5**
Retail Banking	2.1	2.1	2.1
RETAIL BANK	**$2.1**	**$2.1**	**$2.1**
Private Banking	4.9	4.9	5.0
WEALTH MANAGEMENT	**$4.9**	**$4.9**	**$5.0**
TOTAL	**$49.6**	**$50.5**	**$49.7**

#1 Commercial Lender[1]
Business Loans as a % of Total
(percentages; 4Q19 Period-end)


91
88
87
79
76
72
71
65
64
63
49
49
CMA
CFR
BOKF
FHN
ZION
SNV
KEY
MTB
FITB
RF
CFG
HBAN

Loan Portfolio
($ in billions; 1Q20 Period-end)


Fixed Rate[2] 18%
Prime-based 6%
60-Day+ LIBOR 6%
Total $53.5
30-Day LIBOR 70%

$ in billions • Totals shown above may not foot due to rounding • [1]Source for peer data: S&P Global Market Intelligence • [2]Fixed rate loans include $5.55B receive fixed / pay floating (30-day LIBOR) interest rate swaps

Comerica Bank

10

Line of Credit Utilization

Business requirements vs. building liquidity

$2.8B March line draws (3/31 vs. 2/29)
+ $669MM US Banking (liquidity draws)
+ $554MM Mortgage Banker (warehouse)
+ $518MM National Dealer (inventory funding)
+ $369MM Commercial Real Estate (construction funding & liquidity draws)

90%+ of commercial loans have security

Draws on credit revolvers typically limited by borrowing bases and/or financial covenants

In general, revolver draws cannot exceed:
- **Middle Market**: accounts receivable & inventory on a margined basis (monthly/weekly reporting)
- **National Dealer** floorplan: auto inventory
- **Mortgage Banker**: consumer mortgages warehoused
- **Commercial Real Estate Construction:** costs incurred, % of completion

Committed Line Utilization



52.7%
53.1%
52.4%
51.6%
56.7%
3/31/19
6/30/19
9/30/19
12/31/19
3/31/20

Commitments & Utilization
($ in millions)



$ Commitments
$ Outstandings
% Utilization
-$16.7B
-$10.4B
70,000
60,000
50,000
40,000
30,000
20,000
10,000
-
70%
60%
50%
40%
30%
20%
1Q08
1Q09
1Q10
1Q11
1Q12
1Q13
1Q14
1Q15
1Q16
1Q17
1Q18
1Q19
1Q20

3/31/20

Comerica Bank

11

Deposits

Deposit rates decreased 16 basis points as prudently adjust pricing

Average Deposits
($ in billions)



Deposit Rates[1]
54.0
55.0
55.7
57.2
56.8
57.3
57.4
0.78
0.94
0.99
0.92
0.76
1Q19
2Q19
3Q19
4Q19
1Q20
Average Balances
4Q19
1Q20
Period-end

Average deposits relatively stable
- Seasonality partly offset by customers increasing liquidity

– $340MM other time (brokered)
– $205MM noninterest-bearing
+ $ 59MM MMIA & interest checking
+ $ 76MM customer CDs

Relative to 1Q19 average growth of $2.8B
+ $2.0B MMIA & interest checking
+ $830MM customer CDs

Total Deposit Cost[2]
(basis points; 1Q20)



23
35
36
39
43
51
52
61
65
66
72
CFR
RF
ZION
CMA
MTB
HBAN
FITB
KEY
BOKF
FHN
CFG

1Q20 compared to 4Q19 • [1]Interest costs on interest-bearing deposits • [2]Source for peer data: S&P Global Market Intelligence; Interest incurred on liabilities as a percent of average noninterest–bearing deposits and interest-bearing liabilities; not available for SNV as of 5/12/20

Comerica Bank

12

Average Deposits

Line of Business	1Q20	4Q19	1Q19
Middle Market			
General	$14.3	$14.1	$13.3
Energy	0.5	0.4	0.5
National Dealer Services	0.3	0.3	0.3
Entertainment	0.1	0.1	0.1
Tech. & Life Sciences	5.1	5.1	5.0
Equity Fund Services	0.9	0.8	0.8
Environmental Services	0.1	0.1	0.2
Total Middle Market	$21.4	$21.1	$20.1
Corporate Banking			
US Banking	2.0	2.3	1.8
International	1.5	1.6	1.6
Commercial Real Estate	1.7	1.8	1.5
Mortgage Banker Finance	0.6	0.7	0.6
Small Business	3.0	3.1	2.9
BUSINESS BANK	**$30.2**	**$30.5**	**$28.5**
Retail Banking	21.2	21.1	20.5
RETAIL BANK	**$21.2**	**$21.1**	**$20.5**
Private Banking	3.7	3.7	3.5
WEALTH MANAGEMENT	**$4.0**	**$4.0**	**$3.8**
Finance/Other[1]	1.3	1.5	1.3
TOTAL	**$56.8**	**$57.2**	**$54.0**

Beneficial Deposit Mix
($ in billions; 1Q20 Average)



Retail Noninterest-bearing 8%
Retail Interest-bearing 30%
Total $56.8
Commercial Noninterest-bearing 39%
Commercial Interest-bearing 23%

Noninterest-bearing / Total Deposits[2]
(percentages; 1Q20)



47
41
39
36
34
33
28
26
25
24
24
23
CMA
ZION
CFR
RF
MTB
BOKF
FITB
FHN
KEY
SNV
HBAN
CFG

$ in billions • Totals shown above may not foot due to rounding • [1]Finance/Other includes items not directly associated with the geographic markets or the three major business segments • [2]Source for peer data: S&P Global Market Intelligence

Comerica Bank

13

Credit

Provision reflects increase in reserves for Energy & COVID-19 related stress

- 68 bps of net charge-offs
  - 13 bps, ex-Energy
- Allowance increased $279MM
  - 1.71% ALLL/loans
  - 3.8x ALLL/nonperforming loans

$ in millions	Energy	Ex-Energy	Total
Total PE loans	$2,114	$51,344	$53,458
% of total	*4%*	*96%*	*100%*
Criticized[1]	493	1,964	2,457
Ratio	*23.34%*	*3.83%*	*4.60%*
Nonperforming loans	65	174	239
Ratio	*3.09%*	*0.34%*	*0.45%*
Net charge-offs[2]	67	17	84
Allowance Ratio	10.5%	1.3%	1.7%

CECL modeling

- Used economic forecasts up to 3/31 to help inform our models
- Quantitative forecast centered on significant economic deterioration (recession), followed by partial recovery
- Qualitative adjustments based on more benign or severe forecasts for certain sectors
- Considered more severe assumptions for:
  - Energy
  - COVID-19 related social distancing
  - Auto production
  - Leveraged loans
- Economic trough depends on sector
  - Between -13% & -33% GDP
  - V & U shaped recoveries

3/31/20 • [1]Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories • [2]Net credit-related charge-offs

Comerica Bank

14

Credit

Stress testing & diverse loan portfolio

Stress test results in severely adverse economic conditions

- 2017 DFAST stress test
  - $2.2B cumulative losses
- 2017 company stress test
  - $1.9B cumulative losses
- 2019 company stress test
  - $1.4B cumulative losses

1Q20 ALLL / Stress Test Losses
(percentages)



42%
48%
65%
2017 DFAST
2017
2019

Diverse Loan Portfolio
($ in billions; 1Q20 average)



General Middle Market 12.0
National Dealer 6.8
Commercial Real Estate 6.2
Private Banking 4.9
Corporate Banking 4.2
Small Business 3.4
Equity Fund Services 2.6
Energy 2.2
Retail Banking 2.1
Mortgage Banker 2.0
Environmental Services 1.3
Tech. & Life Sciences 1.2
Entertainment 0.7
Total Loans $49.6
Total Middle Market $26.7

Comerica Bank

15

Credit

Exposure to "at risk" industries well reserved

Category	Period-end loans	% of total loans	% Category criticized[1]	Comments
Hotels/Casinos	$736	1.4%	1.4%	Strong liquidity; Well capitalized
Retail CRE	$560	1.0%	0.0%	Well capitalized developers (low LTV)
Arts / Recreation	$377	0.7%	1.7%	Larger, well-established entities
Retail goods & services	$357	0.7%	9.3%	Granular portfolio
Sports franchises	$320	0.6%	0.2%	Primarily professional league teams
Total all Other[2]	$1,320	2.5%	6.1%	13 distinct categories
Social Distancing Total	**$3,670**	**6.9%**	**3.6%**	
Energy	**$2,114**	**4.0%**	**23.2%**	See Energy slide
Auto Production[3]	**$1,278**	**2.4%**	**16.5%**	Primarily Tier 1 & Tier 2 suppliers; $9MM nonaccrual loans
Leveraged Loans[4]	**$2,107**	**3.9%**	**10.5%**	83% are middle market companies

Areas with very little or no exposure:

- Restaurant franchise lending
- Consumer credit card
- Student loans
- Indirect auto
- Mass market residential mortgages
- Agricultural
- Very highly leveraged/covenant lite deals

Taking action:

- Proactive, frequent customer dialogue
- Closely monitoring most vulnerable customers
  - Review liquidity & cashflow forecasts
  - Track receivable & inventory levels
- Working with customers, as warranted
  - Payment deferrals & other accommodations
  - Financial support, including PPP loans

3/31/20; in millions categories • [1]Period-end category criticized loans / category loans • [2]Includes airlines, restaurants/bars, childcare, coffee shops, cruise lines, education, gasoline/C stores, religious organizations, senior living, freight, travel arrangement, wineries/breweries • [3]Auto production is as of 2/29/20 • [4]Higher-risk commercial & industry total $2.5B, eliminated overlap with other categories

Comerica Bank

16

&UHGLW Comerica vs. Peers $OORZDQFHIRU&RPPHUFLDO/RDQ/RVV $OORZDQFHIRU/RDQ/RVV $VDRI43(/RDQV $VDRI43(/RDQV 1.82 Peer Average: 1.36% Peer Average: 1.56% 1.75 1.68 1.96 1.90 1.76 1.72 1.47 1.42 1.41 1.38 1.71 1.66 1.28 1.47 1.46 1.39 1.14 1.14 1.13 1.08 1.31 1.29 1.29 RF RF CFR SNV FHN KEY CFG MTB FITB CFR FHN KEY SNV CMA CFG MTB ZION FITB CMA ZION BOKF HBAN BOKF HBAN 1RQSHUIRUPLQJ$VVHWV 1RQSHUIRUPLQJ$VVHWV $VDRI43(/RDQV $VDRI43(/RDQV 5 1.30 Total CMA 1.22 Peer Average: 0.75% 4 Peer Average 3 0.82 0.79 0.75 0.61 0.61 0.60 0.56 2 0.50 0.47 0.44 1 0 RF 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 SNV CFR FHN KEY CFG MTB 1Q20 FITB CMA ZION BOKF HBAN Source for peer data: S&P Global Market Intelligence ● 1Commercial loan loss balance / commercial period end loans; includes Commercial Real Estate Loans. Reported from Peer 10Q. MTB is allowance for credit loss ● 21Q20 peer results from earnings releases; CFG is nonperforming loans as a % of 1Q20 PE Loans 17 (QHUJ\/LQHRI%XVLQHVV Allocation of reserves for Energy loans increased to >10%1 3HULRGHQG/RDQV ƒ ([SRVXUH%XWLOL]DWLRQDVRI LQPLOOLRQV  Services 3,559 Midstream ƒ 6SULQJUHGHWHUPLQDWLRQVFRPSOHWH Exploration & Production DVRI 566 3,070 ƒ +HGJHGRUPRUHRISURGXFWLRQDVRI  480 454 ƒ $WOHDVWRQH\HDURIFXVWRPHUVMixed ƒ $WOHDVWWZR\HDUVRIFXVWRPHUV18% 2,250 2,221 2,163 2,114 2,151 479 48 ƒ RI(QHUJ\/RDQVDUH61&V DVRI 289 94 55 1,836  298 432 364 374 195 ([SORUDWLRQ 3URGXFWLRQ 295 LQPLOOLRQV43HULRGHQG 2,539 2,111 Oil 1,771 1,741 1,587 1,695 60% 1,346 Oil/Gas Total 23% 1,695 2014 2015 2016 2017 2018 2019 1Q20 4/30/20 Gas 4/30/20 balances are preliminary & subject to change ● 1As of 3/31/20 17% 18

Mortgage Banker Finance

55+ years experience with reputation for consistent, reliable approach

- Provide warehouse financing: bridge from residential mortgage origination to sale to end market
- Extensive backroom provides collateral monitoring and customer service
- Focus on full banking relationships
- Granular portfolio with ~100 relationships

  As of 1Q20:
  - Comerica: ~59% purchase
  - Industry: 49% purchase[1]
- Strong credit quality
  - No charge-offs since 2010
- Period-end loans: $3.6B



Average Loans
($ in millions)
Actual MBA Mortgage Origination Volumes
1,674
2,145
2,544
2,352
1,450
1,780
1,974
1,861
1,435
1,784
1,961
1,677
1,335
2,044
2,521
2,681
2,042
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20



MBA Mortgage Originations Forecast[1]
($ in billions)
Purchase
Refinance
563
768
600
495
420
1Q20
2Q20
3Q20
4Q20
1Q21

3/31/20 • [1]Source: Mortgage Bankers Association (MBA) Mortgage Finance Forecast as of 4/2/20; estimated

Comerica Bank

19

Commercial Real Estate Line of Business

Long history of working with well established, proven developers



CRE by Property Type[1]
($ in millions; Period-end)
Retail
10%
Office
8%
Single Family
5%
Other
5%
Land Carry
4%
Multi use
3%
Industrial / Storage
19%
Total
$5,525
Multifamily
46%



CRE by Market[1]
($ in millions; Period-end, based on location of property)
Michigan
5%
Other
19%
Total
$5,525
California
44%
Texas
32%

Credit Quality

($ in millions; Period-end)	1Q19	4Q19	1Q20
Criticized[2]	$84	$87	$87
Ratio	*1.5%*	*1.4%*	*1.3%*
Nonaccrual	$2	$2	$3
Ratio	*0.04%*	*0.03%*	*0.04%*
Net charge-offs	-0-	-0-	-0-

- >90% of new commitments from existing customers
- Substantial upfront equity required
- 51% of portfolio[3] is construction & includes robust monitoring
- No significant net charge-offs since 2014

3/31/20 • [1]Excludes CRE line of business loans not secured by real estate • [2]Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories • [3]Period-end loans

Comerica Bank

20

National Dealer Services

70+ years of floor plan lending

Franchise Distribution

(Based on period-end loan outstandings)



Honda/Acura 16%
Ford 10%
GM 7%
Fiat/Chrysler 10%
Mercedes 3%
Nissan/ Infiniti 5%
Other European 11%
Other Asian 13%
Other[1] 10%
Toyota/Lexus 15%
Total $7.2B

Geographic Dispersion

California	55%	Texas	8%
Michigan	27%	Other	10%

- Top tier strategy
- Focus on "Mega Dealer" (five or more dealerships in group)
- Strong credit quality
- Robust monitoring of company inventory and performance

Average Loans

($ in billions)



Floor Plan
6.2
6.5
6.3
6.6
6.8
7.1
6.9
7.1
7.3
7.4
7.0
7.4
7.8
7.9
7.5
7.3
6.8
3.7
4.0
3.8
4.0
4.1
4.3
3.9
4.1
4.1
4.2
3.8
4.0
4.4
4.5
4.1
4.0
3.6
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20

3/31/20 • [1]Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans)

Comerica Bank

21

Technology & Life Sciences

Deep expertise & strong relationships with top-tier investors

Average Loans

($ in millions)



1,323
1,305
1,251
1,181
1,193
1Q19
2Q19
3Q19
4Q19
1Q20

Average Deposits

($ in millions)



4,992
4,652
4,637
5,149
5,126
1Q19
2Q19
3Q19
4Q19
1Q20

- ~430 customers
- Manage concentration to numerous verticals to ensure widely diversified portfolio
- Closely monitor cash balances & maintain robust backroom operation
- 11 offices throughout US & Canada

Customer Segment Overview

(Approximate; 1Q20 Period-end loans)



Growth 49%
Leveraged Finance 17%
Early Stage 20%
Late Stage 14%
Total $1.5B

3/31/20

Comerica Bank

22

Equity Fund Services
Deep expertise & strong relationships with top-tier investors

- Customized credit, treasury management & investment solutions for venture capital & private equity firms
- National scope with customers in 17 states & Canada
- ~270 customers
- Drive connectivity with other teams
  - Energy
  - Middle Market
  - TLS
  - Environmental Services
  - Private Banking
- Strong credit profile
  - No charge-offs
  - No criticized loans



Average Loans
($ in millions)
1,094
1,421
1,782
2,408
2,570
2,606
2015
2016
2017
2018
2019
1Q20

3/31/20

Comerica Bank
23

Securities Portfolio
Yields stable



Securities Portfolio
($ in billions; Average)
Treasury Securities
Mortgage-backed Securities (MBS)
Securities Yields
12.0
12.1
12.2
12.2
12.3
12.4
13.0
9.2
9.3
9.4
9.4
9.5
9.6
10.2
2.39
2.45
2.45
2.45
2.43
1Q19
2Q19
3Q19
4Q19
1Q20
4Q19
1Q20
Average Balances
Period-end

Duration of 2.3 years[1]
- Extends to 3.5 years under a 200 bps instantaneous rate increase[1]

Net unrealized pre-tax gain of $407MM

Net unamortized premium of $7MM[2]

Expect to maintain portfolio at ~$12B[3]
- Pre-purchased a portion 2Q20 expected payments at attractive yields

3/31/20 • [1]Estimated as of 3/31/20 • [2]Net unamortized premium on the MBS portfolio • [3]Outlook as of 5/12/20

Comerica Bank
24

Net Interest Income

Impacted by lower interest rates

Net Interest Income
($ in millions)



Net Interest Margin
606
603
586
544
513
3.79
3.67
3.52
3.20
3.06
1Q19
2Q19
3Q19
4Q19
1Q20

1Q20 compared to 4Q19

$544MM	**4Q19**			**3.20%**
- 47MM	**Loans:**			**- 0.21**
	- 27MM	Lower rates	- 0.16	
	- 8MM	Lower balances	- 0.02	
	- 6MM	One less day	---	
	- 2MM	Loan Fees	- 0.01	
	- 4MM	Nonaccrual/Other	- 0.02	
- 1MM	**Securities**			**---**
	- 1MM	Lower rates	---	
- 2MM	**Fed Deposits:**			**- 0.04**
	- 4MM	Lower yield	- 0.02	
	+ 2MM	Higher balances	- 0.02	
+ 14MM	**Deposits:**			**+ 0.08**
	+ 12MM	Lower rates	+ 0.07	
	+ 1MM	Lower balances	+ 0.01	
	+ 1MM	One less day	---	
+ 5MM	**Wholesale funding:**			**+ 0.03**
	+ 5MM	Lower rates	+0.03	
$513MM	**1Q20**			**3.06%**

Comerica Bank

25

Noninterest Income

Impacted by noncustomer-related activity

Noninterest Income[1]
($ in millions)



238
250
256
266
237
1Q19
2Q19
3Q19
4Q19
1Q20

- \- $8MM Commercial lending fees (syndication)
- \- $3MM Card
- \+ $2MM Fiduciary

- \- $19MM Other noninterest income
  - \- $7MM Deferred comp (offset in noninterest expense)
  - \- $6MM 4Q19 gain on sale of HSA business
  - \- $4MM customer derivative income
    Record customer derivative activity more than offset by $16MM decline in credit valuation adjustment

1Q20 compared to 4Q19 • [1]Losses related to repositioning of securities portfolio of $(8)MM in 2Q19

Comerica Bank

26

Noninterest Expense

Declined $26MM with careful control of expenses



Noninterest Expense
($ in millions)
433
424
435
451
425
1Q19
2Q19
3Q19
4Q19
1Q20



Efficiency Ratio1,2
(percentages; 1Q20)
55.4
56.6
56.7
57.7
57.9
58.6
58.9
59.1
59.4
60.1
62.3
65.2
HBAN
CMA
SNV
ZION
RF
BOKF
MTB
CFG
FITB
CFR
KEY
FHN

- $15MM Salaries & benefits
  - $7MM Deferred comp (offset in noninterest income)
  - $5MM Incentive comp (net of annual share based comp)
  - $5MM Technology-related contingent labor
  - $4MM Staff insurance (seasonal)
  + $8MM Payroll taxes (seasonal)
- $13MM Outside processing
  - $7MM software expense[3] (reclassification)
  - $4MM 4Q19 vendor transition fee
- $ 4MM Occupancy
- $ 3MM Marketing
+ $ 7MM Software[3] (reclassification)

1Q20 compared to 4Q19 • [1]Noninterest expenses as a percentage of net interest income & noninterest income excluding net gains (losses) from securities & derivative contract tied to conversion rate of Visa Class B shares • [2]Source for peer data: S&P Global Market Intelligence • [3]Reclassification from Outside Processing to Software for certain costs related to hosting arrangements (new accounting standard)

Comerica Bank

27

Liquidity Management

Multiple funding sources

Available Liquidity Sources (in billions; Period-end)	
Federal Reserve Deposit	$ 3.8
FHLB Unused Funding Capacity[1]	9.9
Unpledged Investment Securities (of $13B portfolio)	6.9
Discount Window Borrowing Capacity (undrawn)	17.2
Total	**$37.8**

- In addition, ready access to brokered deposits & unsecured debt market



Loan to Deposit Ratio
(1Q20 Period-end)
130%
120%
110%
100%
90%
80%
70%
120%
93%
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
1Q20



Debt Maturities
Excludes short-term borrowing2 of $2.3B
($ in millions; 1Q20 Period-end)
Senior Notes
Subordinated Notes
FHLB Advance
675
917
524
3,800
876
642
2020
2021
2022
2023
2024
2025+



Primarily Funded with Relationship Deposits
($ in millions; 1Q20 Period-end)
Total Liabilities & Equity $76,337
Equity, 10%
Other Liabilities & Debt, 15%
Interest-bearing Deposits, 39%
Noninterest -bearing Deposits, 36%

3/31/20 • [1]$4.6B drawn at Federal Home Loan Bank • [2]FHLB Advance & Overnight Fed Funds

Comerica Bank

28

Capital Management

Maintain solid capital base through recessionary environment

Capital management objectives

- Supporting customers: loans to middle market, small businesses & consumers
- Maintain attractive dividend
  - $94MM 1Q20 payout
  - $888MM Holdco cash to support dividend
- Suspended share buyback program
- High quality of capital: 100% common equity
- Strong debt ratings for Holdco
  - Moody's: A3
  - S&P: BBB+
  - Fitch: A-
- CECL: deferred portion of transitional impact provided a 10 bps benefit to CET1
- Longer-term target of CET1 ~10%

($ in millions)	CET1/ Tier 1	RWA	%
4Q19 Tier 1 Capital	**6,919**	**68,273**	**10.13**
Net loss	(65)		(0.10)
CECL adjustment	69		0.10
Dividends	(94)		(0.14)
Share Repurchase Program[1]	(189)		(0.28)
Other[2]	14		0.03
Risk Weighted Asset Growth		1,601	(0.22)
1Q20 Tier 1 Capital	**6,654**	**69,874**	**9.52**

Capital Ratios



Regulatory Minimum + Capital Conservation Buffer
9.5%
7.0%
CET1
9.5%
8.5%
Tier 1 Capital
11.9%
10.5%
Total Capital

3/31/20 • Outlook as of 5/12/20 • [1]Shares repurchased under the share repurchase program • [2]Includes $13MM from CECL Day 1 adoption

29

Capital Management

Attractive Dividend Yield

(percentages; 5/12/20)



8.45
7.40 7.29 7.16 7.05 6.92
6.32 6.28
4.66 4.43 4.36 4.26
CMA CFG HBAN SNV FHN KEY RF FITB ZION MTB BOKF CFR

- Board declared quarterly dividend of $0.68 per share payable 7/1/20
- Focused on maintaining attractive, competitive dividend
- Stress test dividend to withstand cyclical pressures

CET1 Ratio

(percentages; 1Q20)



12.0 11.0 10.0 9.5 9.5 9.5 9.4 9.4 9.2 8.9 8.7 8.5
CFR BOKF ZION CMA HBAN RF CFG FITB MTB KEY SNV FHN

Tier 1 Ratio

(percentages; 1Q20)



12.0 11.0 11.0 10.8 10.7 10.6 10.5 10.4 10.2 10.0 9.5 9.5
CFR BOKF ZION HBAN RF FITB CFG MTB KEY SNV CMA FHN

Source for peer data: S&P Global Market Intelligence

30

Leadership Team



Curtis Farmer
Chairman, President & CEO
11 / 34 Years



John Buchanan
Chief Legal Officer
5 / 28 Years



Megan Burkhart
Chief HR Officer
22 / 22 Years



Greg Carr
EVP, Wealth Management
0 / 30 Years



Melinda Chausse
Chief Credit Officer
32 / 32 Years



Megan Crespi
Chief Enterprise Tech. & Ops. Services Officer
0 / 11 Years



James Herzog
Chief Financial Officer
35 / 35 Years



Cassandra McKinney
EVP, Retail Bank
14 / 24 Years



Christine Moore
General Auditor
25 / 25 Years



Jay Oberg
Chief Risk Officer
28 / 28 Years



Peter Sefzik
EVP, Business Bank
21 / 21 Years



James Weber
Chief Experience Officer
13 / 13 Years

3/6/20; Years with Comerica / Years in Banking

Comerica Bank

31

Commitment to Community, Diversity & Sustainability

2020 Environmental Goals reached[1]:

- **47%** reduction in greenhouse gas emissions (goal 20%)
- **37%** reduction in water consumption (goal 30%)
- **29%** reduction in waste to landfill (goal 20%)
- **56%** reduction in office copy paper usage (goal 50%)

Ranked 9th in Newsweek's inaugural ranking of America's Most Responsible Companies

Over **71,300** hours of volunteer time donated by colleagues to nonprofits

237,000 meals provided in conjunction with our community Shred Day events, which gathered >882,000 lbs. of paper

>$8.4MM donated to charitable organizations via more than 1,400 grants/sponsorships

65% of U.S. employees are women

40% of U.S. employees are racial/ethnic minorities

86% of colleagues enrolled in the voluntary Masters of Diversity Awareness training

12/31/19 • [1]2019 results versus 2012 baseline; progress as of 9/30/19, except paper as of 12/31/19

Comerica Bank

32

Holding Company Debt Rating

Senior Unsecured/Long-Term Issuer Rating	Moody's	S&P	Fitch
Cullen Frost	A3	A-	-
M&T Bank	A3	A-	A
BOK Financial	A3	BBB+	A
Comerica	A3	BBB+	A-
Fifth Third	Baa1	BBB+	A-
Huntington	Baa1	BBB+	A-
KeyCorp	Baa1	BBB+	A-
Regions Financial	Baa2	BBB+	BBB+
Zions Bancorporation	Baa2	BBB+	BBB+
First Horizon National Corp	Baa3	BBB-	BBB
Citizens Financial Group	-	BBB+	BBB+
Synovus Financial	-	BBB-	BBB

As of 5/12/20 ● Source: S&P Global Market Intelligence ● Debt Ratings are not a recommendation to buy, sell, or hold securities ● Zions Bancorporation ratings are for the bank

33